28

PROSPECTUS

Federated Fund for
U.S. Government Securities, Inc.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

A mutual fund seeking to provide current income by investing at least 65% of its assets in a diversified portfolio of U.S. government securities.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

MAY 31, 1999

CONTENTS



Risk/Return Summary  1

What are the Fund's Fees and Expenses?  3

What are the Fund's Investment Strategies?  4

What are the Principal Securities

in Which the Fund Invests?  5

What are the Specific Risks of Investing in the Fund?  8

What Do Shares Cost?  9

How is the Fund Sold?  11

How to Purchase Shares  12

How to Redeem and Exchange Shares  13

Account and Share Information  16

Who Manages the Fund?  16

Financial Information  18



Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?



The Fund pursues its investment objective by investing at least 65% of its assets in U.S. government securities, including mortgage backed securities issued by U.S. government agencies. In addition, the Fund may invest up to 35% of its assets in investment grade non-governmental mortgage backed securities.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

* INTEREST RATE RISK. Prices of the fixed income securities generally fall when interest rates rise.

* PREPAYMENT RISK. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.



* CREDIT RISK. It is possible that issuers of non-governmental mortgage backed securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.

* LIQUIDITY RISK. The non-governmental mortgage backed securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.



The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

RISK/RETURN BAR CHART AND TABLE

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of the Fund as of the calendar year-end for each of nine years.

The `y' axis reflects the "% Total Return" beginning with "(-4%)" and increasing in increments of 4% up to 16%.

The `x' axis represents calculation periods from the earliest first full calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features nine distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund's Class A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1990 through 1998, The percentages noted are: 9.67%, 13.41%, 5.27%, 4.92%, (1.93%), 14.40%, 4.20%, 8.45%, and 6.31%.


The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.

The total returns displayed for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return from January 1, 1999 to March 31, 1999 was 0.51%.

Within the period shown in the Chart, the Fund's Class A Shares highest quarterly return was 7.91% (quarter ended June 30, 1989). Its lowest quarterly return was (2.29%) (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURN TABLE

The following table represents the Fund's Class A, B, and C Shares Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ending December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI), the Lehman Brothers Mortgage Backed Securities Index (LBMBSI), broad-based market indexes, and the Lipper U.S. Mortgage Funds Average (LUSMFA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.




CALENDAR PERIOD          CLASS A   CLASS B   CLASS C   LB5YRTBI   LBMBSI   LUSMFA
1 Year                   1.56%    (0.36%)    4.43%     9.60%      6.96%    6.23%
5 Years                  5.17%     N/A       5.29%     6.38%      7.23%    5.97%
10 Years                 7.22%     N/A       N/A       8.47%      9.13%    8.04%
Start of Performance 1   7.56%     6.23%     4.88%        -          -        -


1 The Fund's Class A Shares, Class B Shares and Class C Shares start of performance dates were October 6, 1969, July 26, 1994, and April 27, 1993, respectively.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.



What are the Fund's Fees and Expenses?

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Class A, B or C Shares.




SHAREHOLDER FEES                                                                          CLASS A   CLASS B   CLASS C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)      4.50%      None      None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                       0.00%     5.50%     1.00%
Maximum Sales Charge(Load) Imposed on Reinvested Dividends(and other Distributions)
 (as a percentage of offering price).                                                     None      None      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                        None      None      None
Exchange Fee                                                                              None      None      None

ANNUAL FUND OPERATING
EXPENSES (Before Waivers) 1
Expenses That are Deducted From Fund Assets (as percentage of average net assets)
Management Fee                                                                            0.53%     0.53%     0.53%
Distribution (12b-1) Fee                                                                  None      0.75%     0.75%
Shareholder Services Fee 2                                                                0.25%     0.25%     0.25%
Other Expenses                                                                            0.20%     0.20%     0.20%
Total Annual Fund
Operating Expenses                                                                        0.98%     1.73% 3   1.73%

1 Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended March 31, 1999.

Total Waiver of Fund Expenses                                                             0.02%     0.00%     0.00%
Total Annual Fund Operating Expenses (after waiver)                                       0.96%     1.73%     1.73%

2 The shareholder services fee for Class A Shares has been voluntarily reduced.
This voluntary reduction can be terminated at any time. The shareholder services fee paid by Class A Shares (after the voluntary reduction) was 0.23% for the fiscal year ended March 31, 1999.

3 Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A, B, and C Shares with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Fund's Class A, B, and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, and C Shares operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




SHARE CLASS                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
CLASS A SHARES
Expenses assuming redemption        $545      $748      $967     $1,597
Expenses assuming no redemption     $545      $748      $967     $1,597
CLASS B SHARES
Expenses assuming redemption        $726      $945    $1,139     $1,842
Expenses assuming no redemption     $176      $545      $939     $1,842
CLASS C SHARES
Expenses assuming redemption        $276      $545      $939     $2,041
Expenses assuming no redemption     $176      $545      $939     $2,041




What are the Fund's Investment Strategies?



The Fund invests at least 65% of its assets in a portfolio of U.S. government securities. The Fund may also invest in investment grade mortgage backed securities issued by non-governmental entities. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

The Adviser allocates the Fund's portfolio holdings between mortgage backed securities and other U.S. government securities, such as U.S. Treasury securities. Mortgage backed securities generally offer higher relative yields versus comparable U.S. Treasury securities to compensate for prepayment risk. Prepayment risk is the unscheduled partial or complete payment of the principal outstanding on a mortgage loan by the homeowner. One important reason for prepayments is changes in market interest rates from the time of mortgage origination. The Adviser actively manages the Fund's portfolio, seeking the higher relative returns of mortgage backed securities while attempting to limit the prepayment risk.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage backed securities with characteristics that make prepayments less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages, the prior prepayment history of the mortgages and the federal agencies that securitize the mortgages. The Adviser attempts to assess the relative returns and risks of mortgage backed securities by analyzing how the timing, amount and division of cash flows from the pool of mortgages underlying the security might change in response to changing economic and market conditions.

The Adviser selects securities with longer or shorter duration based on its interest rate outlook. The Adviser generally shortens the portfolio's average duration when it expects interest rates to rise, and extends duration when it expects interest rates to fall. Duration measures the price sensitivity of a portfolio of fixed income securities to changes in interest rates. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors such as:

* current and expected U.S. economic growth;

* current and expected interest rates and inflation;

* the Federal Reserve's monetary policy; and



* changes in the supply of or demand for U.S. government securities.

There is no assurance that the Adviser's efforts to forecast market interest rates and assess the impact of market interest rates on particular securities will be successful.



The Adviser may attempt to take advantage of current and potential yield differentials existing from time to time between various mortgage backed securities in order to increase the Fund's return. The Fund may also engage in dollar roll transactions for their potential to enhance income.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items and shorter-term, higher-quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.


PORTFOLIO TURNOVER

Prepayments of mortgage backed securities will cause the Fund to have an increased portfolio turnover rate. Portfolio turnover increases the Fund's trading costs and may have an adverse impact on the Fund's performance.



What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES



Fixed income securities pay interest, dividends or distributions at a specified fixed rate. The rate may be a fixed percentage of principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security normally within a specified time.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund invests:

MORTGAGE BACKED SECURITIES

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. However, the actual returns on any type of mortgage security depend upon the performance of the underlying pool of mortgages, which no one can predict and which will vary among pools.

NON-GOVERNMENTAL MORTGAGE BACKED SECURITIES

Non-governmental mortgage backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. These securities involve credit risks and liquidity risks. The Fund may invest in non-governmental mortgage backed securities that are rated BBB or higher by a nationally recognized statistical rating agency.



TREASURY SECURITIES


Treasury securities are direct obligations of the federal government of the United States.



AGENCY SECURITIES



Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

CREDIT ENHANCEMENT



Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

SPECIAL TRANSACTIONS



DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.



TO BE ANNOUNCED SECURITIES (TBAS)



As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate and credit risks.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.



ASSET COVERAGE



In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES



The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS



Prices of fixed income securities rise and fall in response to interest rate changes in the interest paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.



Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS



Credit risk is the possibility that an issuer will default (fail to pay interest and principal when due). If an issuer defaults, the Fund may lose money.

Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the credit rating, the greater the credit risk.

PREPAYMENT RISKS

Unlike traditional fixed income securities, which may pay a fixed rate of interest until maturity, when the entire principal amount is due, payments on mortgage backed securities include both interest and partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled payments of principal can adversely affect the price or yield of mortgage backed securities. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, like other interest-bearing securities, the values of mortgage backed securities generally fall when interest rates rise.

Since rising interest rates generally result in decreased prepayments of mortgage backed securities, this could cause mortgage securities to have greater average lives than expected and their value may decline more than other fixed income securities. Conversely, when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature.

Generally, mortgage backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable weighted average life (the spread). An increase in the spread will cause the price of the security to decline. Spreads may generally increase in response to adverse economic or market conditions.

LIQUIDITY RISKS

Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).



NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated" and the appropriate class designation listing.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.




            MINIMUM INITIAL/    MAXIMUM SALES CHARGE
            SUBSEQUENT          FRONT-END    CONTINGENT
SHARES      INVESTMENT          SALES        DEFERRED
OFFERED     AMOUNTS 1           CHARGE 2     SALES CHARGE 3
Class A    $1,500/$100          4.50%          None
Class B    $1,500/$100          None           5.50%
Class C    $1,500/$100          None           1.00%




1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amount for Systematic Investment Programs is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after eight full years from the purchase date. This conversion is a non-taxable event.



2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE




CLASS A SHARES

                                    SALES CHARGE      SALES CHARGE
                                    AS A PERCENTAGE   AS A
                                    OF PUBLIC         PERCENTAGE
Purchase Amount                     OFFERING PRICE    OF NAV

Less than $100,000                  4.50%             4.71%
$100,000 but less than $250,000     3.75%             3.90%
$250,000 but less than $500,000     2.50%             2.56%
$500,000 but less than $1 million   2.00%             2.04%
$1 million or greater 1             0.00%             0.00%


1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

THE SALES CHARGE AT PURCHASE MAY BE REDUCED OR ELIMINATED BY:

* purchasing Shares in greater quantities to reduce the applicable sales charge;

* combining concurrent purchases of Shares:



- by you, your spouse and your children under age 21; or



- of the same share class of two or more Federated Funds (other than money market funds);

* accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or

* signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

THE SALES CHARGE WILL BE ELIMINATED WHEN YOU PURCHASE SHARES:

* within 120 days of redeeming Shares of an equal or lesser amount;

* by exchanging shares from the same share class of another Federated Fund (other than a money market fund);

* through wrap accounts or other investment programs where you pay the investment professional directly for services;

* through investment professionals that receive no portion of the sales charge;

* as a Federated Life Member (Class A Shares only) and their immediate family members; or

* as a Director or employee of the Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals.

If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, Federated Securities Corp., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).





CLASS A SHARES
A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

CLASS B SHARES
Shares Held Up To:                                                             CDSC
1 year                                                                         5.50%
2 years                                                                        4.75%
3 years                                                                        4.00%
4 years                                                                        3.00%
5 years                                                                        2.00%
6 years                                                                        1.00%
7 years or more                                                                0.00%

CLASS C SHARES
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.




YOU WILL NOT BE CHARGED A CDSC WHEN REDEEMING SHARES:



* purchased with reinvested dividends or capital gains;


* purchased within 120 days of redeeming Shares of an equal or lesser amount;

* that you exchanged into the same share class of another Federated Fund where the shares were held for the applicable CDSC holding period (other than a money market fund);

* purchased through investment professionals who did not receive advanced sales payments; or

* if, after you purchase Shares, you become disabled as defined by the IRS.

IN ADDITION, YOU WILL NOT BE CHARGED A CDSC:

* if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;

* if your redemption is a required retirement plan distribution;

* upon the death of the last surviving shareholder of the account.

If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

TO KEEP THE SALES CHARGE AS LOW AS POSSIBLE, THE FUND REDEEMS YOUR SHARES IN THIS ORDER:

* Shares that are not subject to a CDSC; and

* Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated Funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

How is the Fund Sold?



The Fund offers three share classes: Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities.



The Fund's Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through investment professionals.

When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc.
(Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class B Shares and Class C Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated Fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you automatically will receive Class A Shares.

THROUGH AN INVESTMENT PROFESSIONAL

* Establish an account with the investment professional; and

* Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

* Establish your account with the Fund by submitting a completed New Account Form; and

* Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

BY WIRE

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another Federated Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

* through an investment professional if you purchased Shares through an investment professional; or

* directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

BY TELEPHONE

You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

BY MAIL

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form. Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

* Fund Name and Share Class, account number and account registration;

* amount to be redeemed or exchanged;

* signatures of all shareholders exactly as registered; and

* IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

* your redemption will be sent to an address other than the address of record;

* your redemption will be sent to an address of record that was changed within the last 30 days;

* a redemption is payable to someone other than the shareholder(s) of record; or

* IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

* an electronic transfer to your account at a financial institution that is an ACH member; or

* wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

* to allow your purchase to clear;

* during periods of market volatility; or

* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGES

You may exchange Shares of the Fund into Shares of the same class of another Federated Fund. To do this, you must:

* ensure that the account registrations are identical;

* meet any minimum initial investment requirements; and

* receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or investment adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

SYSTEMATIC WITHDRAWAL PROGRAM (SWP) ON CLASS B SHARES

You will not be charged a CDSC on SWP redemptions if:

* you redeem 12% or less of your account value in a single year;

* you reinvest all dividends and capital gains

distributions; and

* your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)



You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.



For SWP accounts established prior to April 1, 1999, your account must be at least one year old to be eligible for the waiver of the CDSC.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund no longer issues Share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non- retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.



Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.



Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which total approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

KATHLEEN M. FOODY-MALUS

Kathleen M. Foody-Malus has been the Fund's portfolio manager since
July 1993. She is Vice President of the Fund. Ms. Foody-Malus joined Federated in 1983 and has been a Senior Portfolio Manager since 1996 and a Vice President of the Fund's Adviser since 1993. She was a Portfolio Manager and a Vice President of the Fund's Adviser from 1993 to 1996.
Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.



EDWARD J. TIEDGE

Edward J. Tiedge has been the Fund's portfolio manager since May 1999.
Mr. Tiedge joined Federated in 1993 as a Senior Analyst and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1996. He served as Portfolio Manager and an Assistant Vice President of the Fund's Adviser in 1995, and an Investment Analyst during 1993 and 1994. Mr. Tiedge is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University.

CHRISTOPHER J. SMITH

Christopher J. Smith has been the Fund's portfolio manager since
November 1997. Mr. Smith joined Federated in 1995 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since March 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.



ADVISORY FEES

The Adviser receives an annual investment advisory fee based on the Fund's average daily net assets as shown in the chart below plus 4.50% of the Fund's gross income. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.




                           PERCENT OF
                           AVERAGE DAILY
AVERAGE DAILY NET ASSETS   NET ASSETS
First $500 million         0.250%
Second $500 million        0.225%
Over $1 billion            0.200%


YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999, or may experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund Share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)





YEAR ENDED MARCH 31                1999           1998           1997           1996           1995
NET ASSET VALUE,
BEGINNING OF PERIOD              $ 7.90         $ 7.65         $ 7.78         $ 7.67         $ 7.89
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.46           0.50           0.51           0.54           0.57
Net realized and
unrealized gain (loss)
on investments                    (0.04)          0.26          (0.14)          0.12          (0.23)
TOTAL FROM
INVESTMENT OPERATIONS              0.42           0.76           0.37           0.66           0.34
LESS DISTRIBUTIONS:
Distributions from net
investment income                 (0.48)         (0.51)         (0.50)         (0.55)         (0.56)
NET ASSET VALUE, END OF
PERIOD                           $ 7.84         $ 7.90         $ 7.65         $ 7.78         $ 7.67
TOTAL RETURN 1                     5.43%         10.21%          4.88%          8.77%          4.59%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                           0.96%          0.94%          0.95%          0.95%          0.95%
Net investment income              5.78%          6.40%          6.60%          6.80%          7.41%
Expense waiver 2                   0.02%          0.08%          0.12%          0.11%          0.02%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $1,052,081     $1,138,450     $1,177,071     $1,330,272     $1,367,710
Portfolio turnover                  187%            88%           120%           157%           154%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)





YEAR ENDED MARCH 31              1999         1998         1997         1996        1995  1
NET ASSET VALUE,
BEGINNING OF PERIOD            $ 7.90       $ 7.66       $ 7.78      $ 7.67      $ 7.75
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.40         0.44         0.44        0.49        0.37
Net realized and
unrealized gain (loss)
on investments                  (0.04)        0.25        (0.13)       0.11       (0.06)
TOTAL FROM INVESTMENT
OPERATIONS                       0.36         0.69         0.31        0.60        0.31
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.42)       (0.45)       (0.43)      (0.49)      (0.37)
Distributions in excess
of net realized gain
on investments 2                    -            -            -           -       (0.02)
TOTAL DISTRIBUTIONS             (0.42)       (0.45)       (0.43)      (0.49)      (0.39)
NET ASSET VALUE, END OF
PERIOD                         $ 7.84       $ 7.90       $ 7.66      $ 7.78      $ 7.67
TOTAL RETURN 3                   4.64%        9.16%        4.13%       7.90%       4.13%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                         1.73%        1.77%        1.80%       1.78%       1.76% 4
Net investment income            5.01%        5.57%        5.75%       5.93%       7.02% 4
Expense waiver 5                    -            -         0.02%       0.04%       0.06% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $141,148      $107,225     $100,439     $93,169     $34,276
Portfolio turnover                187%           88%         120%        157%        154%


1 Reflects operations for the period from July 26, 1994 (start of performance) to March 31, 1995.

2 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)





YEAR ENDED MARCH 31             1999        1998        1997        1996        1995
NET ASSET VALUE,
BEGINNING OF PERIOD           $ 7.91      $ 7.66      $ 7.78      $ 7.67      $ 7.89
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income           0.40        0.44        0.45        0.47        0.51
Net realized and
unrealized gain (loss)
on investments                 (0.05)       0.26       (0.13)       0.12       (0.23)
TOTAL FROM INVESTMENT
OPERATIONS                      0.35        0.70        0.32        0.59        0.28
LESS DISTRIBUTIONS:
Distributions from net
investment income              (0.42)      (0.45)      (0.44)      (0.48)      (0.50)
NET ASSET VALUE, END OF
PERIOD                        $ 7.84      $ 7.91      $ 7.66      $ 7.78      $ 7.67
TOTAL RETURN 1                  4.51%       9.29%       4.14%       7.85%       3.72%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                        1.73%       1.77%       1.80%       1.79%       1.79%
Net investment income           5.01%       5.57%       5.74%       5.96%       6.56%
Expense waiver 2                   -           -        0.02%       0.02%       0.02%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $50,071     $48,118     $55,842     $79,949     $80,519
Portfolio turnover               187%         88%        120%        157%        154%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

PROSPECTUS

[Graphic]

Federated Fund for
U.S. Government Securities, Inc.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES



MAY 31, 1999

A Statement of Additional Information (SAI) dated May 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's Annual and SemiAnnual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-341-7400.



You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

 [Graphic]
 Federated
 Federated Fund for
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Investment Company Act File No. 811-1890
Cusip 314182106
Cusip 314182205
Cusip 314182304
G01095-01 (5/99)

 [Graphic]

Statement of Additional Information


FEDERATED FUND FOR U.S. GOVERNMENT
SECURITIES, INC.
Class A Shares

Class B Shares

class c shares


This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Fund for U.S. Government Securities, Inc. (Fund), dated May 31, 1999.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.





May 31, 1999







                              Contents
                              How is the Fund Organized?
                              Securities in Which the Fund Invests
                              What do Shares Cost?
                              How is the Fund Sold?
                              Subaccounting Services
                              Redemption in Kind
                              Account and Share Information
                              Tax Information
                              Who Manages and Provides Services to the Fund? How Does the Fund Measure Performance?
                              Who is Federated Investors, Inc.?
                              Financial Information
                              Investment Ratings
                              Addresses
Cusip 314182106
Cusip 314182205
Cusip 314182304
8062807B  (5/99)

HOW IS THE FUND ORGANIZED?

The Fund is a diversified open-end, management investment company that was established under the laws of the State of Maryland on June 9, 1969. The Fund changed its name from Fund for U.S. Government Securities, Inc. to Federated Fund for U.S. Government Securities, Inc. on February 26, 1996.

The Board of Directors (the Board) has established three classes of shares of the Fund, known as Class A Shares, Class B Shares, and Class C Shares (Shares). This SAI relates to all classes of the above-mentioned Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser). The Adviser, formerly known as Federated Advisers, changed its name effective March 31, 1999.


SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.


SECURITIES DESCRIPTIONS AND TECHNIQUES
Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed income securities in which the Fund invests.
     Treasury Securities
     Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks. Agency Securities Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities. Mortgage Backed Securities Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.
         Collateralized Mortgage Obligations (CMOs)
              CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and market risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


              Sequential CMOs
              In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes. PACs, TACs and Companion Classes More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes. IOs and POs CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.


              Floaters and Inverse Floaters
              Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class. Z Classes CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.
     Non-Governmental Mortgage Backed Securities
     Non-governmental mortgage backed securities (including non-governmental
     CMOs) are issued by private entities, rather than by U. S. government agencies. The Fund may invest in non-governmental mortgage backed securities that are rated BBB or higher by a nationally recognized statistical rating agency. These securities involve credit risks and liquidity risks.

     Credit Enhancement
     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Special Transactions
     Repurchase Agreements
     Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.


     Reverse Repurchase Agreements
     Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

     Delayed Delivery Transactions
     Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.
         To Be Announced Securities (TBAs)
         As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. Dollar Rolls Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate and credit risks.

     Securities Lending
     The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate and credit risks.
         Asset Coverage
         In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Investment Ratings

Investment Ratings for Investment Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.


INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are outlined below.


Interest Rate Risks
o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Prepayment Risks

o Unlike traditional fixed income securities, which may pay a fixed rate of interest until maturity, when the entire principal amount is due, payments on mortgage backed securities include both interest and partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled payments of principal can adversely affect the price or yield of mortgage backed securities. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, like other interest-bearing securities, the values of mortgage backed securities generally fall when interest rates rise.

o Since rising interest rates generally result in decreased prepayments of mortgage backed securities, this could cause mortgage backed securities, this could cause mortgage securities to have greater average lives than expected and their value may decline more than other fixed income securities. Conversely, when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature.

o Generally, mortgage backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable weighted average life (the spread). An increase in the spread will cause the price of the security to decline. Spreads may generally increase in response to adverse economic or market conditions.

Liquidity Risks
o Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.
o Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Risks Associated with Complex CMOs
o CMOs with complex terms, such as companion classes, IOs, POs, and Inverse Floaters, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.


Leverage Risks
o Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


FUNDAMENTAL INVESTMENT policies

The Fund will invest at least 65% of its assets in U.S. government securities, including mortgage backed securities issued by U.S. government agencies. In addition, the Fund may invest up to 35% of its assets in investment grade non-governmental mortgage backed securities.

The U.S. government securities in which the Fund invests are primary or direct obligations of the U.S. government or its instrumentalities or securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities (hereinafter referred to as "U.S. government securities").

The Fund will not borrow money, issue senior securities, or pledge assets, except that under certain circumstances the Fund may borrow money and engage in reverse repurchase agreement transactions in amounts up to one-third of the value of its net assets, including the amounts borrowed, and pledge up to 10% of the value of those assets to secure such borrowings.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


INVESTMENT LIMITATIONS

Selling Short And Buying On Margin

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. The Fund may purchase and dispose of U.S
 .government securities and CMOs before they are issued and may also purchase and dispose of them on a delayed delivery basis.

Investing In Commodities
The Fund will not purchase or sell commodities or commodity contracts. Underwriting
The Fund will not underwrite any issue of securities.
Buying Or Selling Real Estate
The Fund will not buy or sell real estate, but the Fund may invest in real estate investment trusts, marketable securities of companies that may represent indirect interest in real estate, or any investment security that derives its value from real estate. Lending Cash Or Securities The Fund will not lend any assets except portfolio securities. (This shall not prevent the purchase or holding of U.S. government securities, repurchase agreements covering U.S. government securities, or other transactions which are permitted by the Fund's investment objective and policies or Charter.)

The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act.

Illiquid Securities
The Fund will not invest more than 15% of its total assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Fund did not borrow money in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year. The Fund does not intend to invest more than 5% of the value of its total assets in inverse floaters or interest-only mortgage-related securities in the coming fiscal year.

PORTFOLIO TURNOVER
The Fund's policy of managing its portfolio of U.S. government securities, including the sale of securities held for a short period of time, to achieve its investment objective of current income may result in high portfolio turnover. The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. During the fiscal years ended March 31, 1999 and 1998, the portfolio turnover rates were 187% and 88%, respectively.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


 REDUCING OR eliminating THE FRONT-END SALES CHARGE
You can reduce or eliminate the applicable front-end sales charge, as follows:


Quantity Discounts
Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.


Accumulated Purchases
If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.


Concurrent Purchases
You can combine concurrent purchases of the same share class of two or more Federated Funds in calculating the applicable sales charge.


Letter of Intent Class A Shares
You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.


Reinvestment Privilege
You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.


Purchases by Affiliates of the Fund
The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the Directors, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates;

o Employees of State Street Bank Pittsburgh who started their employment on January 1, 1998, and were employees of Federated Investors, Inc. (Federated) on December 31, 1997;

o any associated person of an investment dealer who has a sales agreement with the Distributor; and

o        trusts, pension or profit-sharing plans for these individuals.


Federated Life Members
Shareholders of the Fund known as "Federated Life Members" are exempt from paying any front-end sales charge. These shareholders joined the Fund originally:

o through the "Liberty Account," an account for Liberty Family of Funds shareholders on February 28, 1987 (the Liberty Account and Liberty Family of Funds are no longer marketed); or

o as Liberty Account shareholders by investing through an affinity group prior to August 1, 1987.


REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE
These reductions or eliminations are offered because: no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a Contingent Deferred Sales Charge (CDSC); or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

o following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o representing a total or partial distribution from a qualified plan. A total or partial distribution does not include an account transfer, rollover or other redemption made for purposes of reinvestment. A qualified plan does not include an Individual Retirement Account, Keogh Plan, or a custodial account, following retirement;

o which are involuntary redemptions processed by the Fund because the accounts do not meet the minimum balance requirements;

o which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program;

o of Shares that represent a reinvestment within 120 days of a previous redemption;

o of Shares held by the Directors, employees, and sales representatives of the Fund, the Adviser, the Distributor and their affiliates; employees of any investment professional that sells Shares according to a sales agreement with the Distributor; and the immediate family members of the above persons; and

o of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.


FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.


RULE 12B-1 PLAN
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have advanced commissions to investment professionals.


SHAREHOLDER SERVICES
The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.


SUPPLEMENTAL PAYMENTS
Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

When an investment professional's customer purchases shares, the investment professional may receive:

o an amount up to 5.50% and 1.00%, respectively, of the NAV of Class B and C Shares.

In addition, the Distributor may pay investment professionals 0.25% of the purchase price of $1 million or more of Class A Shares that its customer has not redeemed over the first year.


Class A Shares
Investment professionals purchasing Class A Shares for their customers are eligible to receive an advance payment from the Distributor based on the following breakpoints:

Amount                        Advance Payments as a Percentage of Public
                                Offering Price
First $1 - $5 million         0.75%
Next $5 - $20 million         0.50%
Over $20 million              0.25%
For accounts with assets over $1 million, the dealer advance payments reset annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance payments will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer advance payments. Certain retirement accounts may not be eligible for this program.

A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase. The CDSC does not apply under certain investment programs where the investment professional does not receive an advance payment on the transaction including, but not limited to, trust accounts and wrap programs where the investor pays an account level fee for investment management.


SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.


ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares.

As of May 7, 1999, no shareholder owned of record, beneficially, or both, 5% or more of outstanding Class A Shares.

As of May 7, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares:

MLPF&S for the sole benefit of its customers, Jacksonville, FL, owned approximately 912,542 Shares (5.01%).

As of May 7, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares:

MLPF&S for the sole benefit of its customers, Jacksonville, FL, owned approximately 2,001,300 Shares (28.67%); Hubco, Regions Financial Corp., Birmingham, AL, owned approximately 928,906 Shares (13.31%); and East Mississippi, Electric Power Association, Meridian, MS, owned approximately 381,652 Shares (5.47%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION


FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF DIRECTORS
The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Fund's, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Director from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 54investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of May_7, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Class A, B, and C, Shares.

An asterisk (*) denotes a Director who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.



Name
Birth Date                                                                                    Aggregate          Total
Address                                                                                       Compensation       Compensation From
Position With Fund                Principal Occupations                                       From Fund          Fund and Fund
                                  for Past Five Years                                                            Complex
John F. Donahue*#+                Chief Executive Officer and Director or Trustee of the                   $0    $0 for the
Birth Date: July 28, 1924         Federated Fund Complex; Chairman and Director,                                 Fund and
Federated Investors Tower         Federated Investors, Inc.; Chairman and Trustee,                               54 other
1001 Liberty Avenue               Federated Investment Management Company; Chairman and                          investment
Pittsburgh, PA                    Director, Federated Investment Counseling and                                  companies
CHAIRMAN AND DIRECTOR             Federated Global Investment Management Corp.;                                  in the Fund
                                  Chairman, Passport Research, Ltd.                                              Complex

Thomas G. Bigley                  Director or Trustee of the Federated Fund Complex;                $1,828.82    $113,860.22 for
Birth Date: February 3, 1934      Director, Member of Executive Committee, Children's                            the
15 Old Timber Trail               Hospital of Pittsburgh; formerly: Senior Partner,                              Fund and
Pittsburgh, PA                    Ernst & Young LLP; Director, MED 3000 Group, Inc.;                             54 other
DIRECTOR                          Director, Member of Executive Committee, University of                         investment
                                  Pittsburgh.                                                                    companies
                                                                                                                 in the Fund Complex
John T. Conroy, Jr.               Director or Trustee of the Federated Fund Complex;                $2,012.00    $125,264.48 for
Birth Date: June 23, 1937         President, Investment Properties Corporation; Senior                           the
Wood/IPC Commercial Dept.         Vice President, John R. Wood and Associates, Inc.,                             Fund and
John R. Wood Associates, Inc.     Realtors; Partner or Trustee in private real estate                            54 other
Realtors                          ventures in Southwest Florida; formerly: President,                            investment
3255 Tamiami Trial North          Naples Property Management, Inc. and Northgate Village                         companies
Naples, FL                        Development Corporation.                                                       in the Fund Complex
DIRECTOR

Nicholas Constantakis             Director or Trustee of the Federated Fund Complex;                       $0    $47,958.02for the
Birth Date: September 3, 1939     formerly: Partner, Andersen Worldwide SC.                                      Fund and
175 Woodshire Drive                                                                                              39 other
Pittsburgh, PA                                                                                                   investment
DIRECTOR                                                                                                         companies
                                                                                                                 in the Fund Complex
John F. Cunningham++              Director or Trustee of some of the Federated Funds;                      $0    $0 for the
Birth Date: March 5, 1943         Chairman, President and Chief Executive Officer,                               Fund and
353 El Brillo Way                 Cunningham & Co., Inc. ; Trustee Associate, Boston                             43  other
Palm Beach, FL                    College; Director, EMC Corporation; formerly:                                  investment
DIRECTOR                          Director, Redgate Communications.                                              companies
                                                                                                                 in the Fund Complex
                                  Previous Positions: Chairman of the Board and Chief
                                  Executive Officer, Computer Consoles, Inc.; President
                                  and Chief Operating Officer, Wang Laboratories;
                                  Director, First National Bank of Boston; Director,
                                  Apollo Computer, Inc.

Lawrence D. Ellis, M.D.*          Director or Trustee of the Federated Fund Complex;                $1,828.82    $113,860.22 for
Birth Date: October 11, 1932      Professor of Medicine, University of Pittsburgh;                               the
3471 Fifth Avenue                 Medical Director, University of Pittsburgh Medical                             Fund and
Suite 1111                        Center - Downtown; Hematologist, Oncologist, and                               54 other
Pittsburgh, PA                    Internist, University of Pittsburgh Medical Center;                            investment
DIRECTOR                          Member, National Board of Trustees, Leukemia Society                           companies
                                  of America.                                                                    in the Fund Complex

Peter E. Madden                   Director or Trustee of the Federated Fund Complex;                $1,873.60    $113,860.22 for
Birth Date: March 16, 1942        formerly: Representative, Commonwealth of                                      the
One Royal Palm Way                Massachusetts General Court; President, State Street                           Fund and
100 Royal Palm Way                Bank and Trust Company and State Street Corporation.                           54 other
Palm Beach, FL                                                                                                   investment
DIRECTOR                          Previous Positions: Director, VISA USA and VISA                                companies
                                  International; Chairman and Director, Massachusetts                            in the Fund Complex
                                  Bankers Association; Director, Depository Trust
                                  Corporation.

Charles F. Mansfield, Jr.++       Director or Trustee of some of the Federated Funds;                      $0    $0 for the
Birth Date: April 10, 1945        Management Consultant.                                                         Fund and
80 South Road                                                                                                    43 other
Westhampton Beach, NY DIRECTOR    Previous Positions: Chief Executive Officer, PBTC                              investment
                                  International Bank; Chief Financial Officer of Retail                          companies
                                  Banking Sector, Chase Manhattan Bank; Senior Vice                              in the Fund Complex
                                  President, Marine Midland Bank; Vice President,
                                  Citibank; Assistant Professor of Banking and Finance,
                                  Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D.,        Director or Trustee of the Federated Fund Complex;                $1,873.60    $113,860.22 for
S.J.D. #                          President, Law Professor, Duquesne University;                                 the
Birth Date: December 20, 1932     Consulting Partner, Mollica & Murray.                                          Fund and
President, Duquesne University                                                                                   54 other
Pittsburgh, PA                    Previous Positions: Dean and Professor of Law,                                 investment
DIRECTOR                          University of Pittsburgh School of Law; Dean and                               companies
                                  Professor of Law, Villanova University School of Law.                          in the Fund Complex

Marjorie P. Smuts                 Director or Trustee of the Federated Fund Complex;                $1,828.82    $113,860.22 for
Birth Date: June 21, 1935         Public Relations/Marketing/Conference Planning.                                the
4905 Bayard Street                                                                                               Fund and
Pittsburgh, PA                    Previous Positions: National Spokesperson, Aluminum                            54 other
DIRECTOR                          Company of America; business owner.                                            investment
                                                                                                                 companies
                                                                                                                 in the Fund Complex
John S. Walsh++                   Director or Trustee of some of the Federated Funds;                      $0    $0 for the
Birth Date: November 28, 1957     President and Director, Heat Wagon, Inc.; President                            Fund and
2007 Sherwood Drive               and Director, Manufacturers Products, Inc.; President,                         40 other
Valparaiso, IN                    Portable Heater Parts, a division of Manufacturers                             investment
DIRECTOR                          Products, Inc.; Director, Walsh & Kelly, Inc.;                                 companies
                                  formerly: Vice President, Walsh & Kelly, Inc.                                  in the Fund Complex

J. Christopher Donahue+*          President or Executive Vice President of the Federated                   $0    $0 for the
Birth Date: April 11, 1949        Fund Complex; Director or Trustee of some of the Funds                         Fund and
Federated Investors Tower         in the Federated Fund Complex; President and Director,                         22 other
1001 Liberty Avenue               Federated Investors, Inc.; President and Trustee,                              investment
Pittsburgh, PA                    Federated Investment Management Company; President and                         companies
PRESIDENT AND DIRECTOR            Director, Federated Investment Counseling and                                  in the Fund Complex
                                  Federated Global Investment Management Corp.;
                                  President, Passport Research, Ltd.; Trustee, Federated
                                  Shareholder Services Company; Director, Federated
                                  Services Company.





Edward C. Gonzales                Trustee or Director of some of the Funds in the                          $0    $0 for the
Birth Date: October 22, 1930      Federated Fund Complex; President, Executive Vice                              Fund and
Federated Investors Tower         President and Treasurer of some of the Funds in the                            1 other investment
1001 Liberty Avenue               Federated Fund Complex; Vice Chairman, Federated                               company
Pittsburgh, PA                    Investors, Inc.; Vice President, Federated investment                          in the Fund Complex
EXECUTIVE VICE PRESIDENT          Management Company, Federated Investment Counseling,
                                  Federated Global Investment Management Corp. and
                                  Passport Research, Ltd.; Executive Vice President and
                                  Director, Federated Securities Corp.; Trustee,
                                  Federated Shareholder Services Company.

John W. McGonigle                 Executive Vice President and Secretary of the                            $0    $0 for the
Birth Date: October 26, 1938      Federated Fund Complex; Executive Vice President,                              Fund and
Federated Investors Tower         Secretary, and Director, Federated Investors, Inc.;                            54 other
1001 Liberty Avenue               Trustee, Federated Investment Management Company;                              investment
Pittsburgh, PA                    Director, Federated Investment Counseling and                                  companies
EXECUTIVE VICE PRESIDENT AND      Federated Global Investment Management Corp.;                                  in the Fund Complex
SECRETARY                         Director, Federated Services Company; Director,
                                  Federated Securities Corp.

Richard J. Thomas                 Treasurer of the Federated Fund Complex; Vice                            $0    $0 for the
Birth Date: June 17, 1954         President - Funds Financial Services Division,                                 Fund and
Federated Investors Tower         Federated Investors, Inc.; Formerly: various                                   54 other
1001 Liberty Avenue               management positions within Funds Financial Services                           investment
Pittsburgh, PA                    Division of Federated Investors, Inc.                                          companies
TREASURER                                                                                                        in the Fund Complex

Richard B. Fisher                 President or Vice President of some of the Funds in                      $0    $0 for the
Birth Date: May 17, 1923          the Federated Fund Complex; Director or Trustee of                             Fund and
Federated Investors Tower         some of the Funds in the Federated Fund Complex;                               6 other investment
1001 Liberty Avenue               Executive Vice President, Federated Investors, Inc.;                           companies
Pittsburgh, PA                    Chairman and Director, Federated Securities Corp.                              in the Fund Complex
VICE PRESIDENT

William D. Dawson, III            Chief Investment Officer of this Fund and various                        $0    $0 for the
Birth Date: March 3, 1949         other Funds in the Federated Fund Complex; Executive                           Fund and
Federated Investors Tower         Vice President, Federated Investment Counseling,                               41 other
1001 Liberty Avenue               Federated Global Investment Management Corp.,                                  investment
Pittsburgh, PA                    Federated Investment Management Company and Passport                           companies
CHIEF INVESTMENT OFFICER          Research, Ltd.; Registered Representative, Federated                           in the Fund Complex
                                  Securities Corp.; Portfolio Manager, Federated
                                  Administrative Services; Vice President,
                                  Federated Investors, Inc.; Formerly: Executive
                                  Vice President and Senior Vice President,
                                  Federated Investment Counseling Institutional
                                  Portfolio Management Services Division; Senior
                                  Vice President, Federated Investment
                                  Management Company and Passport Research, Ltd.

Kathleen M. Foody-Malus           Kathleen M. Foody-Malus has been the Fund's portfolio                    $0    $0 for the
Birth Date: March 26, 1960        manager since July 1993. She is Vice President of the                          Fund and
Federated Investors Tower         Fund.  Ms. Foody-Malus joined Federated in 1983 and                            3 other investment
1001 Liberty Avenue               has been a Senior Portfolio Manager since 1996 and a                           companies
Pittsburgh, PA                    Vice President of the Fund's Adviser since 1993. She                           in the Fund Complex
VICE PRESIDENT                    was a Portfolio Manager and a Vice President of the
                                  Fund's Adviser from 1993 to 1996. Ms. Foody-Malus
                                  received her M.B.A. in Accounting/Finance from the
                                  University of Pittsburgh.

+ Mr. Donahue is the father of J. Christopher Donahue, President of the Fund. ++ Messrs. Cunningham, Mansfield and Walsh became members of the Board of Directors on April 1, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year. They did not receive any fees as of the fiscal year end of the Fund.


INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.


Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.


Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


ADMINISTRATOR
Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee             Average Aggregate Daily Net Assets of the
                                         Federated Funds
0.150 of 1%                            on the first $250 million
0.125 of 1%                            on the next $250 million
0.100 of 1%                            on the next $250 million
0.075 of 1%                            on assets in excess of $750 million
The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.


INDEPENDENT auditors
Deloitte & Touche LLP is the independent auditor for the Fund.


FEES PAID BY THE FUND FOR SERVICES


For the Year ended March 31              1999             1998         1997
Advisory Fee Earned                $6,697,258       $7,402,162   $8,025,601
Advisory Fee Reduction                     $0               $0           $0
Brokerage Commissions                      $0               $0           $0
Administrative Fee                   $953,141       $1,006,395   $1,069,801
12b-1 Fee
  Class B Shares                     $921,760             ----       ----
  Class C Shares                     $361,666             ----       ----
Shareholder Services Fee
  Class A Shares                   $2,513,875             ----       ----
  Class B Shares                     $307,253             ----       ----
  Class C Shares                     $120,556             ----       ----

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


Average Annual Total Returns and Yield
Total returns given for the one-year, five-year and ten-year or start of performance periods ended March 31, 1999.

Yield is given for the 30-day period ended March 31, 1999.



                     30 Day Period           1 Year         5 Years      10 Years
Class A Shares
Total Return        N/A                      0.72%          5.78%        7.16%
Yield               5.18%                    N/A            N/A          N/A
                     30 Day Period           1 Year

                                                                                    Start of Performance on July
                                                                                    26, 1994
Class B Shares
Total Return        N/A                      (0.82%)                                6.05%
Yield               4.65%                    N/A                                    N/A
                     30 Day Period           1 Year         5 Years                 Start of Performance on April
                                                                                    27, 1993
Class C Shares
Total Return        N/A                      3.52%          5.88%                   4.73%
Yield               4.65%                    N/A            N/A                     N/A
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


 PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

o Lehman Brothers Five-Year Treasury Bellwether Index is an unmanaged index comprised of U.S. government Treasury Bonds with an average maturity of five years.

o Lehman Brothers Mortgage backed Securities Index is a universe of fixed rate securities backed by mortgage pools of Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

o Lipper Analytical Services, Inc. ranks funds in various categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "U.S.
     Mortgage Funds" category in advertising and sales literature.


WHO IS FEDERATED INVESTORS, INC.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.


Federated Funds overview

Municipal Funds
In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.


Equity Funds
In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.


Corporate Bond Funds
In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.


Government Funds
In the government sector, as of December 31, 1998, Federated manages 9 mortgage backed, 5 government/ agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.


Money Market Funds
In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.


Mutual Fund Market
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.


Federated Clients Overview

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients
Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B.
Fisher, President, Institutional Sales Division, Federated Securities Corp.


Bank Marketing
Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.


Broker/Dealers and Bank Broker/Dealer Subsidiaries
Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.


FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended March 31, 1999 are incorporated herein by reference to the Annual Report to Shareholders of Federated Fund for U.S. Government Securities, Inc. dated March 31, 1999.




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INVESTMENT RATINGS


Standard and Poor's Long-Term Debt Rating Definitions
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


Moody's Investors Service, Inc. Long-Term Bond Rating Definitions
AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Fitch IBCA, Inc. Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



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ADDRESSES

Federated Fund for u.s. government securities, inc.

Class A Shares
Class B Shares
Class C Shares
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110-1617